SCHEDULE OF INVESTMENTS

Value (in thousands)	MARCH 31, 2020 (UNAUDITED)

COMMON STOCKS	Shares	Value
Communication Services
Advertising – 2.5%
Omnicom Group, Inc.	162	$8,872

Cable & Satellite – 3.6%
Comcast Corp., Class A	372	12,779

Total Communication Services - 6.1%		21,651
Consumer Discretionary
Automotive Retail – 2.9%
AutoZone, Inc.(A)(B)	12	10,236

General Merchandise Stores – 2.8%
Target Corp.	107	9,920

Home Improvement Retail – 2.4%
Lowe’s Co., Inc.	100	8,631

Total Consumer Discretionary - 8.1%		28,787
Consumer Staples
Hypermarkets & Super Centers – 4.6%
Wal-Mart Stores, Inc.	144	16,407

Tobacco – 4.1%
Philip Morris International, Inc.	204	14,876

Total Consumer Staples - 8.7%		31,283
Energy
Oil & Gas Refining & Marketing – 3.8%
Phillips 66	136	7,296
Valero Energy Corp.	141	6,405

		13,701

Oil & Gas Storage & Transportation – 1.3%
Energy Transfer L.P.	999	4,594

Total Energy - 5.1%		18,295
Financials
Asset Management & Custody Banks – 2.0%
Ameriprise Financial, Inc.	70	7,215

Consumer Finance – 3.7%
Capital One Financial Corp.	140	7,054
Synchrony Financial	384	6,170

		13,224

Diversified Banks – 5.0%
Bank of America Corp.	664	14,101
Bank of New York Mellon Corp. (The)	115	3,873

		17,974

Investment Banking & Brokerage – 1.3%
Morgan Stanley	131	4,454

Mortgage REITs – 2.8%
AGNC Investment Corp.	960	10,152

Other Diversified Financial Services – 3.1%
Citigroup, Inc.	259	10,888

Property & Casualty Insurance – 3.2%
Allstate Corp. (The)	126	11,585

Reinsurance – 1.5%
Reinsurance Group of America, Inc.	65	5,427

Total Financials - 22.6%		80,919
Health Care
Biotechnology – 2.7%
Amgen, Inc.	48	9,711

Health Care Facilities – 2.3%
HCA Holdings, Inc.	93	8,329

Health Care Services – 3.9%
CVS Caremark Corp.(B)	235	13,966

Pharmaceuticals – 2.9%
GlaxoSmithKline plc ADR	269	10,174

Total Health Care - 11.8%		42,180
Industrials
Aerospace & Defense – 3.1%
Northrop Grumman Corp.	37	11,134

Airlines – 1.0%
Delta Air Lines, Inc.	123	3,506

Electrical Components & Equipment – 3.2%
Eaton Corp.	135	10,473
nVent Electric plc	66	1,110

		11,583

Total Industrials - 7.3%		26,223
Information Technology
Application Software – 2.5%
NXP Semiconductors N.V.	107	8,898

Data Processing & Outsourced Services – 3.3%
Fidelity National Information Services, Inc.	97	11,775

Semiconductor Equipment – 3.0%
Lam Research Corp.	45	10,800

Semiconductors – 2.7%
Broadcom Corp., Class A	40	9,460

Total Information Technology - 11.5%		40,933
Materials
Diversified Metals & Mining – 1.8%
BHP Billiton Ltd. ADR(C)	177	6,498

Paper Packaging – 1.3%
Graphic Packaging Holding Co.	379	4,620

Total Materials - 3.1%		11,118
Real Estate
Health Care REITs – 2.1%
Welltower, Inc.	168	7,696

Total Real Estate - 2.1%		7,696
Utilities
Electric Utilities – 6.1%
Duke Energy Corp.	103	8,347

Exelon Corp.	364	13,380

		21,727

Total Utilities - 6.1%		21,727
TOTAL COMMON STOCKS – 92.5%		$330,812
(Cost: $418,845)

SHORT-TERM SECURITIES
Money Market Funds(E) - 9.9%
Dreyfus Institutional Preferred Government Money Market Fund - Institutional Shares, 0.390%(D)	6,308	6,308
State Street Institutional U.S. Government Money Market Fund - Premier Class, 0.310%	28,908	28,908

		35,216

TOTAL SHORT-TERM SECURITIES – 9.9%		$35,216
(Cost: $35,216)

TOTAL INVESTMENT SECURITIES – 102.4%		$366,028
(Cost: $454,061)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (2.4)%		(8,714)
NET ASSETS – 100.0%		$357,314

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.
(B)	All or a portion of securities with an aggregate value of $3,065 are held in collateralized accounts to cover potential obligations with respect to outstanding written options.
(C)	All or a portion of securities with an aggregate value of $6,150 are on loan.
(D)	Investment made with cash collateral received from securities on loan.
(E)	Rate shown is the annualized 7-day yield at March 31, 2020.

The following written options were outstanding at March 31, 2020 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Notional Amount	Expiration Month	Exercise Price	Premium Received	Value
AutoZone, Inc.	N/A	Put	12	1	April 2020	$550.00	$10	$(6)
Bank of America Corp.	N/A	Put	468	47	April 2020	14.00	19	(9)
Citigroup, Inc.	N/A	Put	246	24	April 2020	27.50	19	(3)
Graphic Packaging Holding Co.	N/A	Put	1,253	125	June 2020	15.00	49	(367)
Lam Research Corp.	N/A	Call	41	4	June 2020	260.00	17	(68)
nVent Electric plc	JPMorgan Chase Bank N.A.	Put	717	72	May 2020	25.00	32	(609)
Reinsurance Group of America, Inc.	N/A	Put	168	17	July 2020	140.00	63	(958)
	UBS AG	Put	170	17	October 2020	135.00	1,326	(902)
	JPMorgan Chase Bank N.A.	Put	168	17	October 2020	140.00	89	(968)
Welltower, Inc.	N/A	Put	200	20	April 2020	35.00	31	(7)

							$1,655	$(3,897)

Each Portfolio’s investments are reported at fair value. Fair value is defined as the price that each Portfolio would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Reoccurring fair value measurements of Level 3 securities shall include a reconciliation of the beginning to ending balances for reported fair market values. A fair value hierarchy and Level 3 reconciliation, if applicable, have been included in the Notes to Schedule of Investments for each respective Portfolio.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized as follows:

• Level 1 - Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

• Level 2 - Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of March 31, 2020:

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$330,812	$—	$—
Short-Term Securities	35,216	—	—

Total	$366,028	$—	$—

Liabilities
Written Options	$87	$3,810	$—

The following acronyms are used throughout this schedule:

ADR = American Depository Receipt

OTC = Over the Counter

REIT = Real Estate Investment Trust

For Federal income tax purposes, cost of investments owned at March 31, 2020 and the related unrealized appreciation (depreciation) were as follows:

Cost	$454,061

Gross unrealized appreciation	10,571
Gross unrealized depreciation	(98,604)

Net unrealized depreciation	$(88,033)